UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

AMERICAN STANDARD ENERGY CORP.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:
(2)           Form, Schedule or Registration Statement No.:
(3)           Filing Party:
(4)           Date Filed:

AMERICAN STANDARD ENERGY CORP.
4800 North Scottsdale Road, Suite 1400
Scottsdale, Arizona  85251

Dear Stockholder:

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND THE COMPANY A PROXY.

The purpose of this notice and information statement (the “Information Statement”) is to inform you of the following actions taken by the Board of Directors of American Standard Energy Corp., a Delaware corporation (the “Company”) and the majority stockholders of the Company, each of which will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders:

(1)
on August 29, 2011, the Board of Directors approved, ratified and adopted, and recommended that the Company’s stockholders approve, ratify and adopt, the Amended and Restated 2010 Equity Incentive Plan (the “2010 Plan”), which provides for 12,000,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to be eligible for issuance to officers, other key employees, and directors of, and important consultants to, the Company under the 2010 Plan, which was approved and adopted by the Board of Directors on October 1, 2010, but which had not been previously approved by the Company's stockholders;

(2)
on August 29, 2011, the Board of Directors reapproved, ratified and readopted, and recommended that the Company’s stockholders approve, ratify, and adopt the deferred compensation agreements (the “Deferred Compensation Agreements”) entered into with Scott Feldhacker, Chief Executive Officer of the Company, and Richard MacQueen, President of the Company, each of which was approved and adopted by the Board of Directors on October 11, 2010, but which had not been previously approved by the Company’s stockholders;

(3)	on August 29, 2011, the Board of Directors approved and adopted the 2011 Equity Incentive Plan (the “2011 Plan”) and recommended that the Company’s stockholders approve and adopt the 2011 Plan; and

(4)
on September 9, 2011, the Board of Directors approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 70,000,000 to 100,000,000 shares (the “Amendment”) and recommended that the Company’s stockholders approve and adopt the Amendment.

On August 29, 2011, stockholders of the Company who collectively beneficially own 54.5% of the Company’s Common Stock (collectively, the “August Majority Stockholders”) executed a written consent adopting and approving the actions with respect to the 2010 Plan, the Deferred Compensation Agreements and the 2011 Plan (collectively, the “August Actions”) set forth above.  On November 3, 2011, stockholders of the Company who collectively beneficially own 53.3% of the Company’s Common Stock (collectively, the “November Majority Stockholders” and together with the August Majority Stockholders, the “Majority Stockholders”) executed a written consent adopting and approving the action with respect to the Amendment (the “November Action” and, together with the August Actions, the “Actions”).

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Information Statement must be provided to the holders of voting stock of the Company who did not sign the written consents at least 20 days prior to the effective date of the Actions set forth in the consents.  The Actions will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders.

This notice and Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the “DGCL”).  No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the DGCL, are afforded to the Company’s stockholders as a result of the ratification, adoption or approval of the Actions.

This Information Statement is being provided to all holders of record of Common Stock as of August 29, 2011 and all holders of record of Common Stock as of November 3, 2011.  The date of this Information Statement is [●], 2011.  This Information Statement was mailed on or about [●], 2011.

Sincerely,

Scott Feldhacker
Chief Executive Officer and Director

[●], 2011

AMERICAN STANDARD ENERGY CORP.
4800 North Scottsdale Road, Suite 1400
Scottsdale, Arizona  85251

INFORMATION STATEMENT

INTRODUCTION

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND THE COMPANY A PROXY.

The purpose of this notice and Information Statement is to inform you of the following actions taken by the Board of Directors of the Company and the majority stockholders of the Company, each of which will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders:

(1)
on August 29, 2011, the Board of Directors approved, ratified and adopted, and recommended that the Company’s stockholders approve, ratify and adopt, the 2010 Plan, which provides for 12,000,000 shares of Common Stock to be eligible for issuance to officers, other key employees, and directors of, and important consultants to, the Company under the 2010 Plan, which was approved and adopted by the Board of Directors on October 1, 2010, but which had not been previously approved by the Company's stockholders;

(2)
on August 29, 2011, the Board of Directors reapproved, ratified and readopted, and recommended that the Company’s stockholders approve, ratify, and adopt the Deferred Compensation Agreements entered into with Scott Feldhacker, Chief Executive Officer of the Company, and Richard MacQueen, President of the Company, each of which was approved and adopted by the Board of Directors on October 11, 2010, but which had not been previously approved by the Company’s stockholders;

(3)	on August 29, 2011, the Board of Directors approved and adopted the 2011 Plan and recommended that the Company’s stockholders approve and adopt the 2011 Plan; and

(4)	on September 9, 2011, the Board of Directors approved the Amendment and recommended that the Company’s stockholders approve and adopt the Amendment.

As of August 29, 2011 and November 3, 2011, there were 40,412,533 and 39,512,293 shares, respectively, of Common Stock issued and outstanding.  Each share of Common Stock entitles its holder to one vote per share on all matters requiring stockholder approval.  As of August 29, 2011, the August Majority Stockholders held an aggregate of 22,021,191 shares of Common Stock, which represents approximately 54.5% of the votes entitled to be cast with regard to the August Actions.  As of November 3, 2011, the November Majority Stockholders held an aggregate of 21,073,682 shares of Common Stock, which represents approximately 53.3% of the votes entitled to be cast with regard to the November Action.

1

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the earliest date that the actions with respect to the 2010 Plan, the Deferred Compensation Agreements and the 2011 Plan (collectively, the “August Actions”) and the action with respect to the Amendment (the “November Action” and together with the August Actions, the “Actions”) can become effective is 21 calendar days after the mailing of this Information Statement.  In addition, the Amendment will not become effective until the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware after the 20-calendar day period has elapsed.  The Board of Directors is not soliciting your proxy or vote in connection with the ratification, adoption or approval of the Actions and proxies and votes are not being requested from stockholders.  This Information Statement, which is being provided to all holders of record of Company Common Stock as of August 29, 2011 and all holders of record of Common Stock as of November 3, 2011, is first being mailed to stockholders on or about [●], 2011.

The Company is distributing this Information Statement to its stockholders in full satisfaction of the notice requirement under Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).  No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the DGCL, are afforded to the Company’s stockholders as a result of the ratification, adoption or approval of the Actions.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries, and other similar persons or entities to forward this Information Statement to beneficial owners of the Company’s voting securities held of record by them, and the Company will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding the Information Statement.

By order of the Board of Directors.

2

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q.	Why did I receive this Information Statement?

A.	Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q.	What will I receive if the Actions become effective?

A.
Nothing.  The Actions will become effective with no further notice or information to the stockholders regarding the Actions other than as required in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC).

Q.	When do you expect the Actions to become effective?

A.
The August Actions will become effective 21 days after this Information Statement has been sent to you.  The Amendment will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which will occur no sooner than 21 days after this Information Statement has been sent to you.

Q.	Why am I not being asked to vote?

A.
The Majority Stockholders have already ratified, approved or adopted the Actions pursuant to written consents in lieu of a special meeting.  Such ratification, approval or adoption, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by the Company’s stockholders is required.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.	Whom can I call with questions?

A.	If you have any questions about the Actions, please contact Scott Feldhacker, at (480) 371-1929.

3

VOTE REQUIRED; MANNER OF APPROVAL

Under Section 242 of the DGCL, approval of an amendment to the Company’s Certificate of Incorporation requires the affirmative vote of the holders of a majority of the voting power of the Company’s Common Stock.  In addition, pursuant to Section 228 of the DGCL, any action that may be taken at any annual or special meeting of the Company’s stockholders can be effected through the written consent of those stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote on such action were present and voted and so long as prompt notice of the action taken by written consent is provided to all other stockholders.  In accordance with the DGCL, the affirmative written consent to the August Actions by the August Majority Stockholders was received by the Company on August 29, 2011 and the affirmative written consent to the Amendment by the November Majority Stockholders was received by the Company on November 3, 2011 and, as a result, no additional vote or proxy is required by the Company’s other stockholders to approve the adoption of the Actions.

The Company has no class of voting stock outstanding other than the Common Stock.  As noted above, as of August 29, 2011 and November 3, 2011, there were 40,412,533 and 39,512,293 shares, respectively, of Common Stock issued and outstanding.  Accordingly, the votes or written consents of stockholders holding at least 20,206,267 and 19,756,147 shares, respectively, of the issued and outstanding Common Stock were necessary to implement the Actions.

On August 29, 2011 and November 3, 2011, the August Majority Stockholders and November Majority Stockholders executed and delivered to the Company written consents approving the Actions.  The following table lists the shares of Common Stock voted in favor of the Actions and the percentage of the Common Stock issued and outstanding represented by such shares.

Stockholder:	Number of Shares Beneficially Owned and Voted in Favor of the August Actions	Percentage of Class Beneficially Owned
Randall Capps(1)	19,271,392	47.7%
Scott Feldhacker	1,349,389	3.3%
Richard MacQueen	1,400,410	3.5%
Total	22,021,191	54.5%

(1)
Includes the following shares beneficially owned by Randall Capps (a) 16,642,821 shares of common stock held by Geronimo Holding Corporation ("Geronimo"); (b) 1,387,754 shares of common stock held by XOG Operating, LLC ("XOG"); (c) 587,755 shares of common stock held by CLW South Texas 2008, LP ("CLW"); and (d) 653,062 shares of common stock purchased in private placements.  Does not include 61,224 shares of common stock beneficially owned by Randall Capps as legal guardian of Hayden Pitts. Mr. Capps is the sole owner of Geronimo and XOG and is the majority owner of CLW.  Mr. Capps is the father-in-law of Mr. Feldhacker.

4

Stockholder:	Number of Shares Beneficially Owned and Voted in Favor of the November Actions	Percentage of Class Beneficially Owned
Randall Capps(1)	19,271,392	48.8%
Scott Feldhacker	878,058	2.2%
Richard MacQueen	924,272	2.3%
Total	21,073,682	53.3%

(1)
Includes the following shares beneficially owned by Randall Capps (a) 16,642,821 shares of common stock held by Geronimo; (b) 1,387,754 shares of common stock held by XOG; (c) 587,755 shares of common stock held by CLW; and (d) 653,062 shares of common stock purchased in private placements.  Does not include 61,224 shares of common stock beneficially owned by Randall Capps as legal guardian of Hayden Pitts.  Mr. Capps is the sole owner of Geronimo and XOG and is the majority owner of CLW.  Mr. Capps is the father-in-law of Mr. Feldhacker.

Accordingly, in compliance with the DGCL, at least a majority of the outstanding shares has approved the Actions.  As a result, no vote or proxy is required by the stockholders to approve the adoption of the foregoing actions.

EFFECTIVE DATE OF ACTIONS

Under Rule 14c-2 promulgated under the Exchange Act, the Actions cannot take effect until 20 days after this Information Statement is first sent or given to the Company’s stockholders, currently anticipated to be on or about [●], 2011.  The Amendment will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is anticipated to be on or about [●], 2011.  If, at any time prior to the effective date of the Amendment, the Board of Directors, in its sole discretion, determines that the Amendment is no longer in the Company’s and its stockholders’ best interest, the Amendment may be abandoned.

DISSENTERS’ RIGHTS

Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the Actions or any of the matters described in this Information Statement.

DISTRIBUTION

We will deliver only one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of such security holders sharing an address.  Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at American Standard Energy Corp., 4800 North Scottsdale Road, Suite 1400, Scottsdale, AZ 85251, or by telephone request at (480) 371-1929.

5

Security holders may also address future requests regarding delivery of information statements by contacting us at the address or telephone number set forth in the foregoing paragraph.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Information Statement includes some statements that are not purely historical and that are “forward-looking statements.”  Such forward-looking statements include, but are not limited to, statements regarding the Company’s and the Company’s management’s expectations or beliefs regarding the future, including the Company’s financial condition and results of operations.  The forward-looking statements contained in this Information Statement are based on current expectations and beliefs concerning future developments.  There can be no assurance that future developments actually affecting the Company will be those anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements and other risks described in the Company’s filings with the SEC.  Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

EXECUTIVE COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to the Company’s Chief Executive Officer and the two most highly compensated executive officers during the fiscal year ended December 31, 2010 (collectively, the “named executive officers”) for all services rendered in all capacities to the Company and its subsidiaries in fiscal years 2010 and 2009.

Summary Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal year 2010.  We did not pay any compensation to our named executive officers in fiscal year 2009.  Our wholly owned subsidiary, American Standard Energy Corp., a Nevada corporation, (“Nevada ASEC”) was formed on April 15, 2010 and therefore did not pay any compensation to the named executive officers prior to that date.

Name and Principal		Salary			Stock Awards	Option Awards	All Other	Total
Position	Year	($)		Bonus	($) (1)	($) (2)	Compensation	($)
Scott Feldhacker Chief Executive Officer	2010	-	(3)	-	1,425,000	1,489,000	-	2,914,000

Richard MacQueen President	2010	-	(3)	-	1,500,000	1,489,000	-	2,989,000

Scott Mahoney Chief Financial Officer	2010	50,000	(4)	-	150,000	411,000	-	611,000

6

(1)
The amounts reported in this column reflect the aggregate grant date fair value of restricted stock share or unit awards computed in accordance with FASB Topic ASC 718 for restricted stock granted in 2010 to each named executive officer. The amounts do not reflect compensation actually received by the named executive officers.

(2)
The amounts reported in this column reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718 for stock options granted in 2010 to each named executive officer. The amounts do not reflect compensation actually received by the named executive officers.  The amounts reported in this column for Messrs. Feldhacker and MacQueen reflect the grant date fair market value of option awards to purchase 600,000 shares of our common stock granted pursuant to their respective employment agreements and option awards to purchase 800,000 shares of our common stock pursuant to their respective deferred compensation plans.  The amounts reported in this column for Mr. Mahoney reflect the grant date fair market value of option awards granted pursuant to his employment agreement.  Please see “Employment Agreements” and “Deferred Compensation Plan” below.

(3)	Neither Mr. Feldhacker nor Mr. MacQueen received any salary in 2010.

(4)	Mr. Mahoney received no salary until September 1, 2010. Commencing on September 1, 2010, Mr. Mahoney began receiving monthly salary of $12,500 pursuant to the terms of his employment agreement.

Employment Agreements

Each of the named executive officers executed employment agreements on April 15, 2010 with Nevada ASEC, which we adopted on October 1, 2010 pursuant to a share exchange agreement. All stock options and deferred stock option compensation plans were subject to a 2-for-1 forward split when we entered into the share exchange agreement (the “Share Exchange”) with Nevada ASEC on October 1, 2010. The founders’ stock grants were subject to a 2.040815379-for-1 forward split pursuant to the Share Exchange. The terms of the employment agreements for each named executive officer are summarized below on a post-split basis.

Scott Feldhacker

On April 15, 2010, Nevada ASEC entered into an employment agreement with Scott Feldhacker which we adopted on October 1, 2010 pursuant to the Share Exchange.  The term of the employment agreement is four years. Unless earlier terminated, the agreement shall be automatically extended for an additional one-year period unless either party notifies the other in writing at least 30 days prior to the expiration of the original term of its or his election not to extend the agreement.

The agreement provides for a monthly base salary of $12,000 which began in January 2011. Effective as of April 1, 2011, the Compensation Committee approved an increase in Mr. Feldhacker’s monthly base salary to $18,750.  In accordance with his agreement, on April 15, 2010, Mr. Feldhacker was granted 600,000 stock options which vest at a rate of 20% annually, commencing on January 1, 2011 and thereafter on August 15 of each year of the term of the employment agreement.  In addition, on April 1, 2011, Mr. Feldhacker received (i) 800,000 stock options, of which 400,000 options vest every six months beginning on October 15, 2011 and (ii) 2,400,000 stock options under the Equity Incentive Plan, of which 600,000 options vest every six months beginning on October 15, 2012. The agreement further provides that Mr. Feldhacker will be entitled to all benefits of employment provided to other employees of the Company in comparable positions during the employment term. In addition, Mr. Feldhacker is entitled to an automobile allowance of $500 per month.

7

Pursuant to the agreement, in the event Mr. Feldhacker is terminated by the Company due to his disability or in the event of his death, Mr. Feldhacker, or his estate in the case of his death, shall be entitled to the following: any unpaid base salary and any accrued vacation and holidays through the date of termination; any unpaid bonus accrued with respect to the fiscal year ending on or preceding the date of termination; reimbursement for any unreimbursed expenses properly incurred through the date of termination; and all other payments or benefits to which Mr. Feldhacker may be entitled under the terms of any applicable employee benefit plan and all granted but unvested stock awards shall become immediately fully vested (collectively, the “Accrued Benefits”).

If Mr. Feldhacker’s employment is terminated for “Cause”, Mr. Feldhacker will not be entitled to any of the Accrued Benefits or any other benefits under his employment agreement.  “Cause” shall mean, as determined by the Board (or its designee) (1) conduct by the executive in connection with his employment duties or responsibilities that is fraudulent, unlawful or grossly negligent; (2) the willful misconduct of the executive; (3) the willful and continued failure of the executive to perform the executive’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness); (4) the commission by the executive of any felony or any crime involving moral turpitude; (5) violation of any material policy of the Company or any material provision of the Company’s code of conduct, employee handbook or similar documents; or (6) any material breach by the executive of any provision of the agreement or any other written agreement entered into by the executive with the Company.

In the event that Mr. Feldhacker’s employment is terminated without Cause or Mr. Feldhacker resigns for “Good Reason” (as such term is defined in his employment agreement), Mr. Feldhacker would be entitled to the Accrued Benefits through the date of termination or resignation, as applicable, plus an additional one (1) year of base salary, stock awards and medical benefits under his employment agreement. If Mr. Feldhacker resigns without Good Reason, he will be entitled only to the Accrued Benefits.

If the event of a “Change in Control” (i) the Company shall pay to Mr. Feldhacker the Accrued Benefits and (ii) all stock awards that Mr. Feldhacker would have been entitled to receive through the expiration of his employment term and such stock awards shall be fully vested as of the date of the Change in Control.  A “Change in Control” shall be deemed to have occurred if, during the term of the agreement: (i) the beneficial ownership of at least 50% of Nevada ASEC’s voting securities or all or substantially all of the assets of Nevada ASEC’s shall have been acquired, directly or indirectly by a single person or a group of affiliated persons, other than Mr. Feldhacker or a group in which Mr. Feldhacker is a member, or (ii) as the result of or in connection with any cash tender offer, exchange offer, sale of assets, merger, consolidation or other business combination with another corporation or entity and the new board of directors is comprised of majority directors chosen or elected by the members of the new/combined entity who were not members of Nevada ASEC before such cash tender offer, exchange offer, sale of assets, merger, consolidation or other business combination of Nevada ASEC with another corporation or entity.

8

The agreement contains customary confidentiality provisions and provides that Mr. Feldhacker will be subject to noncompetition and non-solicitation covenants for a period of one year following the termination of his employment period.

Richard MacQueen

On April 15, 2010, Nevada ASEC entered into an employment agreement with Richard MacQueen which we adopted on October 1, 2010 pursuant to the Share Exchange.  The term of the employment agreement is four years.  Unless earlier terminated, the agreement shall be automatically extended for an additional one-year period unless either party notifies the other in writing at least 30 days prior to the expiration of the original term of its election not to extend the agreement.

The agreement provides for a monthly base salary of $12,000 which began in January 2011. Effective as of April 1, 2011, the Compensation Committee approved an increase in Mr. MacQueen’s monthly base salary to $18,750.  In accordance with his agreement, on April 15, 2010, Mr. MacQueen was granted 600,000 stock options which vest at a rate of 20% annually, commencing on January 1, 2011 and thereafter on August 15 of each year of the term of the employment agreement.  In addition, on April 1, 2011, Mr. MacQueen received (i) 800,000 stock options, of which 400,000 options vest every six months beginning on October 15, 2011 and (ii) 2,400,000 stock options, of which 600,000 options vest every six months beginning on October 15, 2012.  The agreement further provides that Mr. MacQueen will be entitled to all benefits of employment provided to other employees of the Company in comparable positions during the employment term. In addition, Mr. MacQueen is entitled to an automobile allowance of $500 per month.

Pursuant to the agreement, in the event Mr. MacQueen is terminated by the Company due to his disability or in the event of his death, Mr. MacQueen, or his estate in the case of his death, shall be entitled to the following: any unpaid base salary and any accrued vacation and holidays through the date of termination; any unpaid bonus accrued with respect to the fiscal year ending on or preceding the date of termination; reimbursement for any unreimbursed expenses properly incurred through the date of termination; and all other payments or benefits to which Mr. MacQueen may be entitled under the terms of any applicable employee benefit plan and all granted but unvested stock awards shall become immediately fully vested (collectively, the “Accrued Benefits”).

If Mr. MacQueen’s employment is terminated for “Cause”, Mr. MacQueen will not be entitled to any of the Accrued Benefits or any other benefits under his employment agreement.  “Cause” shall mean, as determined by the Board (or its designee) (1) conduct by the executive in connection with his employment duties or responsibilities that is fraudulent, unlawful or grossly negligent; (2) the willful misconduct of the executive; (3) the willful and continued failure of the executive to perform the executive’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness); (4) the commission by the executive of any felony or any crime involving moral turpitude; (5) violation of any material policy of the Company or any material provision of the Company’s code of conduct, employee handbook or similar documents; or (6) any material breach by the executive of any provision of the agreement or any other written agreement entered into by the executive with the Company.

9

In the event that Mr. MacQueen’s employment is terminated without Cause or Mr. MacQueen resigns for “Good Reason” (as such term is defined in his employment agreement), Mr. MacQueen would be entitled to the Accrued Benefits through the date of termination or resignation, as applicable, plus an additional one (1) year of base salary, stock awards and medical benefits under his employment agreement.  If Mr. MacQueen resigns without Good Reason, he will be entitled only to the Accrued Benefits.

If the event of a “Change in Control” (i) the Company shall pay to Mr. MacQueen the Accrued Benefits and (ii) all stock awards that Mr. MacQueen would have been entitled to receive through the expiration of his employment term and such stock awards shall be fully vested as of the date of the Change in Control.  A “Change in Control” shall be deemed to have occurred if, during the term of the agreement: (i) the beneficial ownership of at least 50% of Nevada ASEC’s voting securities or all or substantially all of the assets of Nevada ASEC’s shall have been acquired, directly or indirectly by a single person or a group of affiliated persons, other than Mr. MacQueen or a group in which Mr. MacQueen is a member, or (ii) as the result of or in connection with any cash tender offer, exchange offer, sale of assets, merger, consolidation or other business combination with another corporation or entity and the new board of directors is comprised of majority directors chosen or elected by the members of the new/combined entity who were not members of Nevada ASEC before such cash tender offer, exchange offer, sale of assets, merger, consolidation or other business combination of Nevada ASEC with another corporation or entity.

The agreement contains customary confidentiality provisions and provides that Mr. MacQueen will be subject to noncompetition and non-solicitation covenants for a period of one year following the termination of his employment period.

Scott Mahoney

On April 15, 2010, Nevada ASEC entered into an employment agreement with Scott Mahoney which we adopted on October 1, 2010 pursuant to the Share Exchange.  The term of the employment agreement is four years.  Unless earlier terminated, the agreement shall be automatically extended for an additional one-year period unless either party notifies the other in writing at least 30 days prior to the expiration of the original term of its election not to extend the agreement.

10

The agreement provides for a monthly base salary of $12,000 which began in September 2010. Effective as of April 1, 2011, the Compensation Committee approved an increase in Mr. Mahoney’s monthly base salary to $16,667. In accordance with his agreement, on April 15, 2010, Mr. Mahoney was granted 400,000 stock options which vest at a rate of 20% annually, commencing on January 1, 2011 and thereafter on August 15 of each year of the term of the employment agreement. In addition, Mr. Mahoney is entitled to receive a minimum of 600,000 stock options per year under the Equity Incentive Plan on each anniversary of the date of his employment agreement, which shall vest semi-annually over one year beginning 180 days following the date of initial issuance. Mr. Mahoney was granted an additional 600,000 options on April 15, 2011. The agreement further provides that Mr. Mahoney will be entitled to all benefits of employment provided to other employees of the Company in comparable positions during the employment term. In addition, Mr. Mahoney is entitled to an automobile allowance of $500 per month.

Pursuant to the agreement, in the event Mr. Mahoney is terminated by the Company due to his disability or in the event of his death, Mr. Mahoney, or his estate in the case of his death, shall be entitled to the following: any unpaid base salary and any accrued vacation and holidays through the date of termination; any unpaid bonus accrued with respect to the fiscal year ending on or preceding the date of termination; reimbursement for any unreimbursed expenses properly incurred through the date of termination; and all other payments or benefits to which Mr. Mahoney may be entitled under the terms of any applicable employee benefit plan and all granted but unvested stock awards shall become immediately fully vested (collectively, the “Accrued Benefits”).

If Mr. Mahoney’s employment is terminated for “Cause”, Mr. Mahoney will not be entitled to any of the Accrued Benefits or any other benefits under his employment agreement.  “Cause” shall mean, as determined by the Board (or its designee) (1) conduct by the executive in connection with his employment duties or responsibilities that is fraudulent, unlawful or grossly negligent; (2) the willful misconduct of the executive; (3) the willful and continued failure of the executive to perform the executive’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness); (4) the commission by the executive of any felony or any crime involving moral turpitude; (5) violation of any material policy of the Company or any material provision of the Company’s code of conduct, employee handbook or similar documents; or (6) any material breach by the executive of any provision of the agreement or any other written agreement entered into by the executive with the Company.

In the event that Mr. Mahoney’s employment is terminated without Cause or Mr. Mahoney resigns for “Good Reason” (as such term is defined in his employment agreement), Mr. Mahoney would be entitled to the Accrued Benefits through the date of termination or resignation, as applicable, plus an additional one (1) year of base salary, stock awards and medical benefits under his employment agreement.  If Mr. Mahoney resigns without Good Reason, he will be entitled only to the Accrued Benefits.

In the event of a “Change in Control” (i) the Company shall pay to Mr. Mahoney the Accrued Benefits and (ii) all stock awards that Mr. Mahoney would have been entitled to receive through the expiration of his employment term and such stock awards shall be fully vested as of the date of the Change in Control.  A “Change in Control” shall be deemed to have occurred if, during the term of the agreement: (i) the beneficial ownership of at least 50% of Nevada ASEC’s voting securities or all or substantially all of the assets of Nevada ASEC’s shall have been acquired, directly or indirectly by a single person or a group of affiliated persons, other than Mr. Mahoney or a group in which Mr. Mahoney is a member, or (ii) as the result of or in connection with any cash tender offer, exchange offer, sale of assets, merger, consolidation or other business combination with another corporation or entity and the new board of directors is comprised of majority directors chosen or elected by the members of the new/combined entity who were not members of Nevada ASEC before such cash tender offer, exchange offer, sale of assets, merger, consolidation or other business combination of Nevada ASEC with another corporation or entity.

11

The agreement contains customary confidentiality provisions and provides that Mr. Mahoney will be subject to noncompetition and non-solicitation covenants for a period of one year following the termination of his employment period.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price Per Share ($)	Option Expiration Date	Market Value of Options That Have Not Vested ($)	Number of Founders Shares of Stock That Have Not Vested. (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Scott Feldhacker	0	1,400	$1.50	April 15, 2020	3,150	969,387	3,635,201
Richard MacQueen	0	1,400	$1.50	April 15, 2020	3,150	1,020,408	3,826,530
Scott Mahoney	0	400	$1.50	April 15, 2020	900	102,041	382,654

(1)	Market values reflect the closing price of our common stock on the Over-the-Counter Bulletin Board ("OTCBB") on December 31, 2010 (the last business day of the fiscal year), which was $3.75 per share.

Bonus Pool

We set aside a bonus pool equal to 5% of our net income for discretionary awards payable in cash to our employees including our executive officers. Allocations of the bonus pool among participants are made by the Chief Executive Officer. There is no formal plan with respect to the bonus pool.

Equity Incentive Plan

In connection with the acquisition of Nevada ASEC on October 1, 2010, we adopted our 2010 Plan and ratified an amendment to such 2010 Plan on August 29, 2011 as described herein.  The 2010 Plan is designed to attract, retain and motivate officers, employees, non-management directors and consultants of the Company and its subsidiaries.  The maximum number of shares of our common stock that may be issued pursuant to grants or awards under the 2010 Plan, as amended, is 12,000,000 shares.

12

The 2010 Plan is administered by the Compensation Committee. The Compensation Committee may make awards under the 2010 Plan in the form of stock options (both qualified and non-qualified) and restricted stock.  The Compensation Committee has authority to designate the recipients of such awards, to grant awards, to determine the form of award and to fix all terms of awards granted all in accordance with the 2010 Plan.  Incentive stock options intended to qualify under Section 422A of the Internal Revenue Code may be granted only to employees of the Company and must have an exercise price equal to 100% of the fair market value of our common stock on the grant date (110% in the case of incentive options granted to any 10% stockholder of the Company) and may not exceed a term of ten years (five years in the case of incentive options granted to any 10% stockholder of the Company).  Non-qualified stock options and other awards may be granted on such terms as the Compensation Committee may determine.

Deferred Compensation Program

On April 15, 2010, the Company’s Board of Directors approved the 2010 Deferred Compensation Program. Under this plan, the President and CEO are entitled to receive a one-time fee consisting of common stock options in lieu of salary through June 30, 2011. The total number of options granted under the plan was 1,600,000 in lieu of salary through December 31, 2010. The exercise price of the options is $1.50 and the options vest over 26.5 months.  These options have a ten year life and had a grant date fair value of $1.09 per share.  400,000 of these shares were exercised and converted to shares of stock as of June 30, 2011.  The rescission of the exercise of such option was approved by our board on August 29, 2011 and the exercised shares have been returned to treasury.  For the nine months ended September 30, 2011 and 2010, the Company recorded non-cash stock compensation expense of $7,056,724 and $3,707,562, respectively, related to the amortization of the fair value of these options which is included in general and administrative expenses.

Compensation of Directors

The following table lists the compensation paid to our directors as of our last fiscal year ended December 31, 2010.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)		Non- equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation	Total ($)
Robert Thompson	2,500	-	627,169	(1)	-	-	-	629,669

(1)	On December 1, 2010, Mr. Thompson was granted options to purchase 300,000 shares of our common stock which expire 120 months from December 1, 2010.

Directors are permitted to receive fixed fees and other compensation for their services as directors. The board of directors has the authority to fix the compensation of directors.

13

Mr. Thompson receives $2,500 per month for his serves rendered as our director, which shall increase to $5,000 per month on December 1, 2011.  Our other independent directors receive a monthly fee of $2,000 and are entitled to receive an annual option grant to purchase 30,000 shares of our common stock.

Director Agreements

Scott C. David

On April 4, 2011, we entered into a director agreement with Mr. David.  Mr. David was appointed as a non-executive member of the Board of Directors (the “Board”) on April 1, 2011.  The agreement provides for compensation and benefits as follows: a cash payment of $2,000 per month; 30,000 stock options of the Company’s common stock upon execution of the agreement and upon each anniversary of the agreement during the directorship term; and reimbursement for all reasonable out-of-pocket expenses incurred by Mr. David by attending any in-person meetings.

The directorship term commenced on April 4, 2011 and terminates upon the earliest of the following to occur: (a) one (1) year from April 4, 2011, subject to a one (1) year renewal term upon re-election by a majority of the shareholders of the Company; (b) the death of Mr. David; (c) the termination of Mr. David from the position of member of the Board by mutual agreement of the company and Mr. David; (d) the removal of Mr. David from the Board by the shareholders of the Company; (e) the resignation by Mr. David from the Board if after April 4, 2011, the Chief Executive Officer of Mr. David’s current employer determines that Mr. David’s continued serviced on the Board conflicts with his fiduciary obligations to his current employer; and (f) the resignation by Mr. David from the Board if the board of directors or the Chief Executive Officer of his current employer requires Mr. David to resign and such resignation is not a fiduciary resignation as described in (e) above.

Additionally, the agreement provides that during the directorship term and for three (3) years thereafter, Mr. David will not interfere with the Company’s relationship, or endeavor to entice away from the Company, any person who on the date of termination of the directorship term is either an employee or customer of the Company, or otherwise had a material business relationship with the Company.

William Killian

On April 4, 2011, we entered into a director agreement with Mr. Killian.  Mr. Killian was appointed as a non-executive member of the Board on April 1, 2011.  The agreement provides for compensation and benefits as follows: a cash payment of $2,000 per month; 30,000 stock options of the Company’s common stock upon execution of the agreement and upon each anniversary of the agreement during the directorship term; and reimbursement for all reasonable out-of-pocket expenses incurred by Mr. Killian by attending any in-person meetings.

14

The directorship term commenced on April 4, 2011 and terminates upon the earliest of the following to occur: (a) one (1) year from April 4, 2011, subject to a one (1) year renewal term upon re-election by a majority of the shareholders of the Company; (b) the death of Mr. Killian; (c) the termination of Mr. Killian from the position of member of the Board by mutual agreement of the company and Mr. Killian; (d) the removal of Mr. Killian from the Board by the shareholders of the Company; (e) the resignation by Mr. Killian from the Board if after April 4, 2011, the Chief Executive Officer of Mr. Killian’s current employer determines that Mr. Killian’s continued serviced on the Board conflicts with his fiduciary obligations to his current employer; and (f) the resignation by Mr. Killian from the Board if the board of directors or the Chief Executive Officer of his current employer requires Mr. Killian to resign and such resignation is not a fiduciary resignation as described in (e) above.

Additionally, the agreement provides that during the directorship term and for three (3) years thereafter, Mr. Killian will not interfere with the Company’s relationship, or endeavor to entice away from the Company, any person who on the date of termination of the directorship term is either an employee or customer of the Company, or otherwise had a material business relationship with the Company.

James R. Leeton, Jr.

On April 4, 2011, we entered into a director agreement with Mr. Leeton.  Mr. Leeton was appointed as a non-executive member of the Board on March 15, 2011.  The agreement provides for compensation and benefits as follows: a cash payment of $2,000 per month; 30,000 stock options of the Company’s common stock upon execution of the agreement and upon each anniversary of the agreement during the directorship term; and reimbursement for all reasonable out-of-pocket expenses incurred by Mr. Leeton by attending any in-person meetings.

The directorship term commenced on April 4, 2011 and terminates upon the earliest of the following to occur: (a) one (1) year from April 4, 2011, subject to a one (1) year renewal term upon re-election by a majority of the shareholders of the Company; (b) the death of Mr. Leeton; (c) the termination of Mr. Leeton from the position of member of the Board by mutual agreement of the company and Mr. Leeton; (d) the removal of Mr. Leeton from the Board by the shareholders of the Company; (e) the resignation by Mr. Leeton from the Board if after April 4, 2011, the Chief Executive Officer of Mr. Leeton’s current employer determines that Mr. Leeton’s continued serviced on the Board conflicts with his fiduciary obligations to his current employer; and (f) the resignation by Mr. Leeton from the Board if the board of directors or the Chief Executive Officer of his current employer requires Mr. Leeton to resign and such resignation is not a fiduciary resignation as described in (e) above.

Additionally, the agreement provides that during the directorship term and for three (3) years thereafter, Mr. Leeton will not interfere with the Company’s relationship, or endeavor to entice away from the Company, any person who on the date of termination of the directorship term is either an employee or customer of the Company, or otherwise had a material business relationship with the Company.

15

Robert Thompson

On May 23, 2011, we entered into a director agreement with Mr. Thompson. Mr. Thompson was appointed as a non-executive member of the Board on December 1, 2010.  The agreement provides for a cash payment of $2,500 per month paid on the first of each month beginning December 2010.  On December 1, 2011, Mr. Thompson’s monthly pay shall increase to $5,000.  The agreement further provides a stock option award for services rendered of 300,000 stock options of the Company’s common stock exercisable for 10 years from the grant date at an exercise price equal to the closing trading price of the Company’s stock as of the grant date.  60,000 of these options shall fully vest upon issuance, and the remaining options shall vest in equal parts (30,000 stock options per period) on June 1 and December 1 of each year beginning June 1, 2011. These stock options shall only vest during the directorship term.  In the event of a change in control the Company shall pay to Mr. Thompson all stock awards that Mr. Thompson would have been entitled to receive through the expiration of the employment term whether or not vested as of the date of the change in control. During the directorship term, the Company shall reimburse Mr. Thompson for all reasonable out-of-pocket expenses incurred by Mr. Thompson in performance of his duties.

The directorship term commenced on May 23, 2011 and terminates upon the earliest of the following to occur: (a) five (5) years from May 23, 2011, subject to a one (1) year renewal term upon re-election by a majority of the shareholders of the Company; (b) the death of Mr. Thompson; (c) the termination of Mr. Thompson from the position of member of the Board by mutual agreement of the company and Mr. Thompson; (d) the removal of Mr. Thompson from the Board by the shareholders of the Company; (e) the resignation by Mr. Thompson from the Board if after May 23, 2011 the Chief Executive Officer of Mr. Thompson’s current employer determines that Mr. Thompson’s continued serviced on the Board conflicts with his fiduciary obligations to his current employer; and (f) the resignation by Mr. Thompson from the Board if the board of directors or the Chief Executive Officer of his current employer requires Mr. Thompson to resign and such resignation is not a fiduciary resignation as described in (e) above.

Additionally, the agreement provides that during the directorship term and for three (3) years thereafter, Mr. Thompson will not interfere with the Company’s relationship, or endeavor to entice away from the Company, any person who on the date of termination of the directorship term is either an employee or customer of the Company, or otherwise had a material business relationship with the Company.

TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code, or “Section 162(m),” disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for a company’s named executive officers, other than its chief financial officer, unless such compensation qualifies as “performance-based compensation” under such section.  Section 162(m) does not apply to companies that are not publicly held  and did not apply to compensation paid and awards granted by the company prior to its becoming a public company.  Therefore, neither our Company Compensation Committee nor the Board of Directors took the deductibility limit imposed by Section 162(m) into consideration in setting compensation prior to the Company’s becoming publicly held.

Several awards granted after the Company became a public company may not comply with the “performance based compensation” exemption and, therefore, the Company may not be able to deduct amounts relating to such awards for Federal income tax purposes.

16

We expect that our Compensation Committee will seek to qualify the variable compensation paid to our named executive officers for an exemption from the deductibility limitations of Section 162(m).  However, our Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As of November 29, 2011, there were 39,512,293 shares of Common Stock outstanding.  The following table sets forth certain information regarding the shares of Common Stock beneficially owned by: (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants.  Unless otherwise indicated, voting and investment power relating to the shares shown in the table for the directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)

Executive Officers and Directors
Scott Feldhacker Chief Executive Officer and Director 3304 East June Circle Mesa, AZ 85213	1,918,058	(3)	4.7%

Richard MacQueen President and Director 681 North Cordoba Avenue Chandler, AZ 85226	1,964,272	(4)	4.8%

Scott Mahoney Chief Financial Officer 8229 West Alex Avenue Peoria, AZ 85382	552,427	(5)	1.4%

Randall Capps Director 1801 West Texas Midland, TX 79701	19,475,474	(6)	49.1%

Scott David Director 3101 Albans Houston, TX 77005	30,000	(7)	*

17

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)

William “Bill” Killian Director 14950 Santa Gertrudis Corpus Christi, TX 78410	30,000	(7)	*

James R. Leeton, Jr. Director P.O. Box 10561 Midland, TX 79702	30,000	(7)	*

Robert J. Thompson Director 35386 North 95th Street Scottsdale, AZ 85262	90,000	(7)	*

All Executive Officers and Directors as a group (8 persons)	24,090,233		56.9%

* less than 1%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Percentages are rounded to the nearest one-tenth of one percent. The percentage of class is based on 39,512,293 shares of Common Stock issued and outstanding as of November 29, 2011.

(3)
Includes (a) 1,040,000 shares of Common Stock underlying options that were exercisable within 60 days of November 29, 2011; (b) 151,018 shares of Common Stock; and (c) 727,040 restricted shares of Common Stock that confer voting rights to Mr. Feldhacker subject to forfeiture.  Mr. Feldhacker is the son-in-law of Mr. Capps.

(4)
Includes (a) 1,040,000 shares of Common Stock underlying options that were exercisable within 60 days of November 29, 2011; (b) 158,966 shares of Common Stock; and (c) 765,306 restricted shares of Common Stock that confer voting rights to Mr. MacQueen subject to forfeiture.

(5)
Includes (a) 460,000 shares of Common Stock underlying options that were exercisable within 60 days of November 29, 2011; (b) 15,896 shares of Common Stock; and (c) 76,531 restricted shares of Common Stock that confer voting rights to Mr. Mahoney subject to forfeiture.

(6)
Includes (a) 16,642,821 shares of Common Stock held by Geronimo Holding Corporation (“Geronimo”); (b) 1,387,754 shares of Common Stock held by XOG Operating, LLC (“XOG”); (c) 587,755 shares of Common Stock held by CLW South Texas 2008, LP (“CLW”); (d) 61,224 shares of Common Stock as legal guardian of Hayden Pitts; and (e) 653,062 shares of Common Stock  and 142,858 shares of Common Stock underlying warrants purchased in private placements.  Mr. Capps is the sole owner of Geronimo and XOG and is the majority owner of CLW.  Mr. Capps is the father-in-law of Mr. Feldhacker.

(7)	Reflects shares of Common Stock underlying options that were exercisable as of November 29, 2011.

18

ACTION 1 – APPROVAL, RATIFICATION AND ADOPTION
OF THE AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

On April 15, 2010, the board of directors of Nevada ASEC approved and adopted the 2010 Equity Incentive Plan, which the Board of Directors adopted on October 1, 2010 in connection with the Share Exchange.  On August 29, 2011, the Board of Directors approved and adopted the Amended and Restated 2010 Equity Incentive Plan (the “2010 Plan”).  On August 29, 2011, the August Majority Stockholders approved, ratified and adopted the 2010 Plan.  The 2010 Plan will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders.

The 2010 Plan reserves 12,000,000 shares of Common Stock for distribution to employees, officers, directors, consultants to and advisors of the Company in accordance with the 2010 Plan’s terms.  The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through equity awards.  The various types of incentive awards that may be provided under the 2010 Plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.  As of August 29, 2011, 10,745,000 of the shares reserved for distribution under the 2010 Plan relate to options previously granted under the 2010 Plan.

Background

As noted above, the Board of Directors approved and adopted the 2010 Plan on April 15, 2010 and amended it on August 29, 2011.  Upon stockholder approval of the 2010 Plan (which will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders), certain options previously granted and to be granted in the future under the 2010 Plan may qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code (the “Code”) and awards under the 2010 Plan may constitute performance-based compensation not subject to Section 162(m) of the Code.

All of the Company’s officers, directors and employees, in addition to consultants to and advisers of the Company, are eligible to be granted awards under the 2010 Plan.  An incentive stock option may be granted under the 2010 Plan only to a person who, at the time of the grant, is an employee of the Company or an employee of any present or future parent or subsidiary of the Company.  All awards will be subject to the control of a committee of the Board of Directors (the “Committee”), which the Board must designate in accordance with the 2010 Plan.

A summary of the principal features of the 2010 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2010 Plan, attached hereto as Exhibit A to this Information Statement.  Additionally, the terms of the 2010 Plan are subject, in certain circumstances, to the terms of the award agreement between the Company and the participant.

19

General

Awards.  The 2010 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options and (b) restricted stock.  Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee.  A total of 12,000,000 shares of Common Stock have been reserved for distribution pursuant to the 2010 Plan.  Subject to anti-dilution adjustments, the maximum number of shares of Common Stock with respect to which options or restricted stock may be granted to any participant under the 2010 Plan during any calendar year or part thereof shall not exceed 12,000,000 shares.  The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2010 Plan is 12,000,000.  If any outstanding Award is canceled, forfeited, delivered to us as payment for the exercise price or surrendered to us for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the 2010 Plan.

Administration.  The 2010 Plan must be administered by the Committee, each member of which shall be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m).  Subject to the general purposes, terms and conditions of the Board of Directors, the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price.  The Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised.  The Committee may delegate some of the functions referred to above to one or more officers of the Company for participants who are not insiders of the Company.

Eligibility and Participation.  Employees, officers, directors and advisors of the Company or any parent or subsidiary of the Company (provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) are eligible to be granted Awards under the 2010 Plan.  Eligibility under the 2010 Plan shall be determined by the Committee.

A participant’s right, if any, to continue to serve as the Company’s director, officer, other employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2010 Plan.  Participants may receive one or more Awards under the 2010 Plan.

Forms of Awards

Stock Options.  The 2010 Plan provides for the grant of incentive stock options and non-qualified stock options.  The Committee shall determine those persons to whom stock options may be granted.

20

Options granted pursuant to the 2010 Plan are nontransferable by the optionee, other than by will or by laws of descent and distribution, except as may be otherwise provided with respect to a non-qualified stock option pursuant to the specific provision of the stock option agreement for such an award.  Except as otherwise provided in the stock option agreement relating to a non-qualified stock option, all options are exercisable, during the optionee’s lifetime, only by the optionee or his or her guardian or legal representative.  The Committee shall fix the term of each stock option.  With respect to incentive stock options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”), such incentive stock option shall not be exercisable more than five (5) years from the date of grant.  Under certain circumstances set forth in the 2010 Plan, options may be exercised within three (3) months following termination of employment (one year in the event of death or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier.  Options may be granted to optionees in such amounts and at such prices as may be determined from time to time by the Committee.  The exercise price of an incentive stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock option granted to a 10% Stockholder may not be less than 110% of such fair market value.  The exercise price of a non-qualified stock option may not be less than fair market value of the shares underlying the option on the date the option is granted.

Under the 2010 Plan, the Company may not, in the aggregate, grant incentive stock options that are first exercisable by any individual optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2010 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances.  Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants.  No shares of Common Stock may be issued upon the exercise of any option granted under the 2010 Plan until the full option price has been paid by the optionee.  The Committee may grant individual options under the 2010 Plan with more stringent provisions than those specified in the 2010 Plan.

The 2010 Plan will remain in effect until all stock options are exercised or terminated.  Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the effective date of the 2010 Plan.

Restricted Stock Awards.  Under the 2010 Plan, the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards.  Restricted stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Committee deems appropriate.  Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

21

Performance-Based Awards and Performance Goals.  Certain Awards made under the 2010 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”).  Under Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the chief executive officer, or any of the four most highly compensated executive officers (other than the chief executive officer), exceeds $1,000,000 in any one tax year.  Among other criteria, Awards only qualify as performance-based awards if at the time of grant the compensation committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder).  In addition, stockholder approval of material terms of performance goals for such “performance-based compensation” is required.

All stock options and certain stock awards and performance awards granted under the 2010 Plan, and the compensation attributable to such Awards, are intended to (i) qualify as performance-based awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as performance-based awards: stock price; market share; sales increases; earnings per share; return on equity; cost reductions; or any other similar performance measures established by the Committee.  The foregoing criteria shall have any reasonable definitions that the Committee may specify and shall be established by the Committee, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Award is made; and (b) the date as of which twenty-five (25%) of such performance period has elapsed.  Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

Effect of a Change of Control.  In the event of: (a) a merger or consolidation in which the Company is not the surviving corporation (other than any transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the 2010 Plan are assumed or replaced by the successor corporation); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), in each case, all outstanding Awards may be replaced by the successor corporation with Awards of equivalent value.  In the alternative, substantially similar consideration may be provided to participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding shares of Common Stock held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant.

Termination of Employment.  With respect to a participant whose employment is terminated for any reason other than death or disability, the participant may exercise his or her stock options only to the extent the options would have been exercisable upon the termination date no later than three months after the termination date (or such shorter time period as may be specified in the stock option agreement), but no later than the expiration date of the options.  The 2010 Plan provides for certain periods after termination of employment during which a participant may exercise a stock option if employment is terminated due to death or disability.

22

With respect to restricted stock Awards, the restricted stock purchase agreement will set forth the terms with respect to the termination of the participant’s employment with or service to the Company.  The 2010 Plan’s provisions relating to termination of employment may be modified in the discretion of the Committee.

Term and Amendment. The 2010 Plan was adopted by the Board on April 15, 2010 and became effective as of April 15, 2010.  No Award will be granted more than ten years after such date of effectiveness.  The Board of Directors may at any time terminate or amend the 2010 Plan in any respect, including amendment of any form of Award agreement or instrument to be executed pursuant to the 2010 Plan; provided, however, that: (a) the board of Directors shall not, without the approval of the Company’s stockholders, amend the 2010 Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to incentive stock option plans or pursuant to Rule 16b-3 under the Exchange Act; and (b) no outstanding Award will be deemed affected by such amendment without the advance written consent of the participant holding the Award at the time of the proposed termination or amendment.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2010 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code.  The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law.  The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b).  The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options.  Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an incentive stock option granted pursuant to the 2010 Plan (see, however, discussion of alternative minimum tax below).  If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction.  If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price.  Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss.  The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, upon death or to a spouse).  If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

23

The exercise of an incentive stock option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”).  The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT.  In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the incentive stock option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her incentive stock option generally will not recognize gain or loss on his or her surrender of such shares.  The surrender of shares previously acquired upon exercise of an incentive stock option in payment of the exercise price of another incentive stock option, is, however, a “disposition” of such stock.  If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an incentive stock option by surrendering shares will be subject to the incentive stock option holding period requirements.  Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered.  The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise.  The incentive stock option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options.  Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of non-qualified stock options pursuant to the 2010 Plan.  On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares.  The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.  For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000.  An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition.  See “Incentive Stock Options.”  The optionee will recognize ordinary income on the exercise of the non-qualified stock option as described above.  Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered.  The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

24

Stock Awards.  The taxability of a stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant.  If a stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant.  If a stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time.  Within thirty days of receipt of a stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt.  In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the Award.  However, if shares subject to the Award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction.  For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares.  Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.  The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Performance Awards.  The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved.  If a performance award consists of a promise to deliver Common Stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the Common Stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction.  Generally, whenever a participant realizes ordinary income under the 2010 Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements.  Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its chief executive officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

25

ACTION 2 – APPROVAL, RATIFICATION AND ADOPTION OF THE
DEFERRED COMPENSATION AGREEMENTS ENTERED INTO WITH THE
CHIEF EXECUTIVE OFFICER AND THE PRESIDENT OF THE COMPANY

On August 29, 2011, the Board of Directors recommended that the Company’s stockholders approve, ratify and adopt the deferred compensation agreements (the “Deferred Compensation Agreements”) entered into with Scott Feldhacker, Chief Executive Officer of the Company, and Richard MacQueen, President of the Company, each of which was approved and adopted by the Board of Directors on April 15, 2010, but which had not been previously approved by the stockholders.  The Deferred Compensation Agreements award to each of Messrs. Feldhacker and MacQueen options to purchase 800,000 shares of Common Stock in lieu of salary from April 15, 2010 through December 31, 2010.  On August 29, 2011, the Majority Stockholders approved, ratified and adopted the Deferred Compensation Agreements.  The Deferred Compensation Agreements will become ratified on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders.

Background

On April 15, 2010, the board of directors of Nevada ASEC approved the 2010 Deferred Compensation Program, which the Board of Directors adopted on October 11, 2010 in connection with the Share Exchange.  Under this plan, the Chief Executive Officer and President are entitled to receive a one-time retainer fee consisting of options to purchase Common Stock in lieu of salary through December 31, 2010.  The total number of shares of Common Stock issuable upon exercise of options granted under the plan was 1,600,000 in lieu of salary through December 31, 2010. The exercise price of the options is $1.50 and the options vest over 26.5 months.  The options have a ten year life and had a grant date fair value of $1.09 per share.  400,000 of the options were exercised and converted to shares of Common Stock as of June 30, 2011.  The rescission of the exercise of such options was approved by the Board of Directors on August 29, 2011 and the exercised shares were returned to treasury.  Also on August 29, 2011, as noted above, the Board of Directors recommended that the stockholders approve, ratify and adopt the Deferred Compensation Agreements, which approval was provided by the Majority Stockholders on August 29, 2011 (such approval will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders).

A summary of the terms of the Deferred Compensation Agreements is provided below but is qualified in its entirety by reference to the full text of the Deferred Compensation Agreements, attached hereto as Exhibit B to this Information Statement.

26

Terms of the Deferred Compensation Agreements

Each Deferred Compensation Agreement indicates that the participant (Scott Feldhacker or Richard MacQueen, as applicable) was selected to participate in the Deferred Compensation Program for the period between April 15, 2010 and December 31, 2010.  In lieu of compensation to be paid to the participant, the participant received options to purchase 800,000 shares of Common Stock vesting in equal installments of 200,000 shares every six months beginning January 1, 2011 with a final vesting date of July 1, 2012.  Based on the fair market value on the date of grant, the options issued pursuant to the Deferred Compensation Agreements have an exercise price of $1.50, and the term of the stock options is ten years from the date of grant.  The Deferred Compensation Agreements provide that the stock options shall be non-statutory stock options not intended to qualify as an incentive stock option under Section 422A of the Code.  The Deferred Compensation Agreements further provide that if the participant terminates his employment with the Company for any reason or is terminated for cause prior to the vesting of an option, the unvested options will be forfeited.   The number of options granted under the Deferred Compensation Agreements will be adjusted proportionally to any increases or decreases in the total authorized shares of Common Stock of the Company.

27

ACTION 3 – APPROVAL AND ADOPTION
OF THE 2011 EQUITY INCENTIVE PLAN

On August 29, 2011, the Board of Directors approved the 2011 Equity Incentive Plan (the “2011 Plan”).  On August 29, 2011, the Majority Stockholders approved and adopted the 2011 Plan.  The 2011 Plan will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders.

The 2011 Plan reserves 10,000,000 shares of Common Stock for distribution to executive officers (including executive officers who are also directors), employees, directors, independent agents, consultants and attorneys in accordance with the 2011 Plan’s terms.  The purpose of the 2011 Plan is to offer to the Company’s employees and to the employees of its subsidiaries and other persons who are expected to contribute to the success of the Company, long-term performance-based stock and/or other equity interests in the Company, thereby enhancing its ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees and other persons and the stockholders of the Company.  The various types of incentive awards that may be provided under the 2011 Plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Background

As noted above, our Board of Directors approved the 2011 Plan on August 29, 2011 and the Majority Stockholders approved and adopted the 2011 Plan on the same date (such approval will become effective on [●], 2011, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders).  As of the effective date of the 2011 Plan, certain options previously granted and to be granted in the future under the 2011 Plan may qualify for treatment as incentive stock options under Section 422 of the Code, and awards under the 2011 Plan may constitute performance-based compensation not subject to Section 162(m) of the Code.

All of the Company’s officers, directors, employees and consultants are eligible to be granted awards under the 2011 Plan.  An incentive stock option may be granted under the 2011 Plan only to a person who, at the time of the grant, is the Company’s employee or an employee of any present or future parent or subsidiary of the Company.  All awards will be subject to the control of the Board of Directors, or, at the Board of Directors’ discretion, a committee of the Board of Directors, (the “Committee”) which the Board may designate in accordance with the 2011 Plan.

A summary of the principal features of the 2011 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2011 Plan, attached hereto as Exhibit C to this Information Statement.  Additionally, the terms of the 2011 Plan are subject, in certain circumstances, to the terms of the award agreement between the Company and the participant.

28

General

Awards.  The 2011 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options and (b) restricted stock.  Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee.  A total of 10,000,000 shares of Common Stock have been reserved for distribution pursuant to the 2011 Plan.  Subject to anti-dilution adjustments, the maximum number of shares of Common Stock with respect to which options or restricted stock may be granted or measured to any participant under the 2011 Plan during any calendar year or part thereof shall not exceed 25% of the shares reserved under the 2011 Plan.  The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2011 Plan is 10,000,000.  If any outstanding Award is canceled, forfeited, delivered to us as payment for the exercise price or surrendered to us for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the 2011 Plan.

Administration.  The 2011 Plan may be administered by the Board of Directors or a Committee consisting of two or more members of the Board of Directors appointed by the Board.  Each member of the Committee shall be “independent directors” for the purpose of Rule 16b-3 under the Exchange Act and shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m).  The Board or the Committee, as the case may be, will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price.  The Board or the Committee, as the case may be, will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred.  The Board or the Committee, as the case may be, may delegate some of the functions referred to above to our chief executive officer.

Eligibility and Participation.  Officers and other employees of the Company or any parent or subsidiary of the Company (but excluding any person whose eligibility would adversely affect the compliance of the 2011 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the 2011 Plan employed by the Company or any parent or subsidiary of the Company and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any parent or subsidiary of the Company are eligible to be granted options or other Awards under the 2011 Plan.  In addition, non-qualified stock options and other Awards may be granted under the 2011 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the Company’s success.  Eligibility under the 2011 Plan shall be determined by the Board or the Committee, as the case may be.

A participant’s right, if any, to continue to serve as the company’s director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2010 Plan.  Participants may receive one or more Awards under the 2010 Plan.

Forms of Awards

Stock Options.  The 2011 Plan provides for the grant of incentive stock options and non-qualified stock options.  The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

29

Options granted pursuant to the 2011 Plan are nontransferable by the optionee, other than by will or by laws of descent and distribution, except as may be otherwise provided with respect to a non-qualified stock option pursuant to the specific provision of the stock option agreement for such an award.  Except as otherwise provided in the stock option agreement relating to a non-qualified stock option, all options are exercisable, during the optionee’s lifetime, only by the optionee or his or her guardian or legal representative.  The Board or the Committee, as the case may be, shall fix the term of each stock option.  With respect to incentive stock options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”), such incentive stock option shall not be exercisable more than five (5) years from the date of grant.  Under certain circumstances set forth in the 2011 Plan, options may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or the Committee, as the case may be, determines to shorten or extend the exercise periods.  Options may be granted to optionees in such amounts and at such prices as may be determined from time to time by the Board or the Committee, as the case may be.  The exercise price of an incentive stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock option granted to a 10% Stockholder may not be less than 110% of such fair market value.  The exercise price of a non-qualified stock option may not be less than fair market value of the shares underlying the option on the date the option is granted.

Under the 2011 Plan, the Company may not, in the aggregate, grant incentive stock options that are first exercisable by any individual optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2011 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances.  Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants.  No shares of our Common Stock may be issued upon the exercise of any option granted under the 2011 Plan until the full option price has been paid by the optionee.  The Board of Directors or the Committee, as the case may be, may grant individual options under the 2011 Plan with more stringent provisions than those specified in the 2011 Plan.

The 2011 Plan will remain in effect until all stock options are exercised or terminated.  Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the effective date of the 2011 Plan.

30

Restricted Stock Awards.  Under the 2011 Plan, the Board or the Committee, as the case may be, may grant shares of restricted Common Stock either alone or in tandem with other Awards.  Restricted stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee, as the case may be, deems appropriate.  Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

Performance-Based Awards and Performance Goals.  Certain Awards made under the 2011 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”).  Under Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the chief executive officer, or any of the four most highly compensated executive officers (other than the chief executive officer), exceeds $1,000,000 in any one tax year.  Among other criteria, Awards only qualify as performance-based awards if at the time of grant the compensation committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder).  In addition, stockholder approval of material terms of performance goals for such “performance-based compensation” is required.

All stock options and certain stock awards and performance awards granted under the 2011 Plan, and the compensation attributable to such Awards, are intended to (i) qualify as performance-based awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

The Board or the Committee, as the case may be, may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as performance-based awards: revenue, pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales; general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs.  The foregoing criteria shall have any reasonable definitions that the Board or the Committee, as the case may be, may specify, which may include or exclude any or all of the following items as the Board or the Committee, as the case may be, may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements.  Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Board or the Committee, as the case may be, may specify.

31

Effect of a Change of Control.  Unless suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of a “change of control” as defined in the 2011 Plan, all outstanding stock options which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such stock option shall remain exercisable in full until it expires pursuant to its terms and, except as provided in the 2011 Plan, all restrictions contained in any restricted stock award granted under the 2011 Plan shall lapse and the shares of stock subject to such awards shall be distributed within 30 days of the change of control.

Termination of Employment.  With respect to a participant whose employment is terminated for any reason other than death, disability or retirement, the stock options granted to such participant automatically terminate.  If, however, the optionee’s employment with is terminated without cause (as defined in the 2011 Plan), the stock option may be exercised for a period of three months from the date of the termination or until the expiration of the term of such stock option, whichever is shorter.  The 2011 Plan provides for certain periods after termination of employment during which a participant may exercise a stock option if employment is terminated due to death or disability or retirement, as defined in the 2011 Plan.

With respect to non-option Awards, unless otherwise provided in their Award, a participant whose employment is terminated for any reason, including, without limitation, retirement, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant.  The 2011 Plan’s provisions relating to termination of employment may be modified in the discretion of the Board or Committee.

Term and Amendment.  The 2011 Plan was adopted by the Board on August 29, 2011 and will become effective as of [●].  No Award will be granted more than ten years after such date of effectiveness.  The Board may at any time, and from time to time, amend any of the provisions of the 2011 Plan, and may at any time suspend or terminate the 2011 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of a majority the outstanding shares of stock present in person or by proxy at a meeting called for such purpose if the failure to obtain such approval would adversely affect the compliance of the 2011 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation.  The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other Award theretofore granted under the 2011 Plan; provided, however, that subject to certain provisions of the 2011 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the participant without the participant’s consent, except for such amendments which are made to cause the 2011 Plan to qualify for the exemption provided by Rule 16b-3.  Moreover, no stock option previously granted under the 2011 Plan may be amended to reduce the exercise price of the stock option.  The 2011 Plan provides the Board or the Committee, as the case may be, with certain powers with regard to compliance with Code Section 409A.

32

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2011 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code.  The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law.  The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b).  The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options.  Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an incentive stock option granted pursuant to the 2011 Plan (see, however, discussion of alternative minimum tax below).  If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction.  If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price.  Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss.  The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse).  If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”).  The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT.  In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the incentive stock option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her incentive stock option generally will not recognize gain or loss on his or her surrender of such shares.  The surrender of shares previously acquired upon exercise of an incentive stock option in payment of the exercise price of another incentive stock option, is, however, a “disposition” of such stock.  If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an incentive stock option by surrendering shares will be subject to the incentive stock option holding period requirements.  Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered.

33

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered.  The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise.  The incentive stock option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options.  Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of non-qualified stock options pursuant to the 2011 Plan.  On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares.  The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.  For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000.  An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition.  See “Incentive Stock Options.”  The optionee will recognize ordinary income on the exercise of the non-qualified stock option as described above.  Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered.  The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards.  The taxability of a stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant.  If a stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant.  If a stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time.  Within thirty days of receipt of a stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the Award at the time of receipt.  In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award.  However, if shares subject to the Award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction.  For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an Award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares.  Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.  The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

34

Performance Awards.  The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved.  If a performance award consists of a promise to deliver Common Stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the Common Stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction.  Generally, whenever a participant realizes ordinary income under the 2011 Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements.  Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its chief executive officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

Options Granted to Date.          None.

35

ACTION 4 – APPROVAL OF AN AMENDMENT TO CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK

On September 9, 2011, the Board of Directors adopted a resolution declaring it advisable to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 to 100,000,000 shares (the “Amendment”) and recommended that the Amendment be submitted to the Company’s stockholders for approval.  On November 3, 2011, the Majority Stockholders approved the Amendment, which will become effective no earlier than the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders.  The form of the proposed amendment is attached hereto as Exhibit D.

At November 3, 2011, there were 39,512,293 shares of Common Stock outstanding.  As of the same date, 10,745,000 shares were reserved for issuance upon exercise of outstanding stock options and 10,179,899 shares were reserved for issuance upon exercise of outstanding warrants.  Assuming exercise of all of the outstanding stock options and warrants, there would be a total of 60,436,846 shares of Common Stock outstanding, and 70,000,000 shares of Common Stock authorized (prior to the approval of the Amendment).

The Board of Directors believes that the Amendment is in the best interests of the Company and its stockholders to maintain flexibility in responding to business and financing needs and opportunities.  The additional approved shares may be used for any proper corporate purposes without further stockholder approval, including, among others, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding the Company’s business through acquisitions and other investment opportunities and other purposes.  Management has no present intention of using the proposed increase in the number of authorized shares of Common Stock as an anti-takeover device.  However, the authorized but unissued Common Stock could be used to make an attempt to effect a change in control more difficult.

The issuance of additional shares of Common Stock in the future might dilute the ownership and voting rights of stockholders and, depending upon the price at which the shares are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of the Company’s Common Stock.

The Amendment will become effective upon the acceptance for filing of a Certificate of Amendment to the Company’s Certificate of Incorporation by the Secretary of State of the State of Delaware, which, as noted above, will occur no earlier than 21 days after this Information Statement has been sent to you.

36

CHANGE OF CONTROL

On October 1, 2010, we entered into a Share Exchange Agreement by and among our then-controlling stockholder, Nevada ASEC (then a privately-held oil exploration and production company) and the former stockholders of Nevada ASEC.  Pursuant to the Share Exchange Agreement, we (i) sold our former restaurant franchise rights and related operations to the former controlling stockholder in exchange for the cancellation of 25,000,000 shares of our common stock and (ii) acquired 100% of the outstanding shares of common stock of Nevada ASEC from the former Nevada ASEC stockholders and received $25,000 of additional consideration.  In exchange, the Nevada ASEC stockholders received approximately 22,000,000 shares of our common stock. As a result, the former stockholders of Nevada ASEC acquired control of the Company and the transaction was accounted for as a recapitalization with Nevada ASEC as the accounting acquirer of the Company. Accordingly, the financial statements of Nevada ASEC became the historical financial statements of the Company.  As a result of the transactions consummated pursuant to the Share Exchange Agreement, Nevada ASEC became our wholly-owned subsidiary.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO THE MATTERS TO BE ACTED UPON

The directors and executive officers could have a substantial and direct interest in the ratification, approval and adoption of the 2010 Plan, the Deferred Compensation Agreements and the 2011 Plan in that they may be the recipient of an award or option pursuant to the 2010 Plan, the Deferred Compensation Agreements or the 2011 Plan.

To the Company’s knowledge, except in their capacity as stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any such person, has any interest, direct or indirect, by security holdings or otherwise, in the Amendment that is not otherwise shared by the remaining stockholders other than as a result of receiving shares of Common Stock or securities convertible into shares of Common Stock under the 2010 Plan, the Deferred Compensation Agreements or the 2011 Plan.

The August Actions were approved unanimously by the Company’s Board of Directors on August 29, 2011.  The Amendment was approved unanimously by the Company’s Board of Directors on September 9, 2011.  Thus, no member of the Board of Directors opposed the Actions.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC.  The Company’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document the Company files with the SEC at its public reference room, located at 100 F Street, N.E., Washington, D.C.  20549.  You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.

37

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAVE BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

By Order of the Board of Directors,

Scott Feldhacker
Chief Executive Officer and Director

[●], 2011

38

EXHIBIT A

AMENDED AND RESTATED
2010 EQUITY INCENTIVE PLAN

AMERICAN STANDARD ENERGY CORP.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN

1.           Purpose. The purpose of the plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of American Standard Energy Corp., a Delaware corporation (the “Company”), by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22.

2.           Shares Subject to the Plan; Per-Person Award Limitation.

2.1           Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be TWELVE MILLION (12,000,000) Shares. Subject to Sections 2.2 and 17, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited; or (c) are subject to an Award that otherwise terminates without Shares being issued. Subject to Sections 2.2 and 17, in no event shall the aggregate number of Shares that may be issued pursuant to incentive stock options exceed TWELVE MILLION (12,000,000) Shares.

2.2           Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws.

3. Eligibility.

3.1 General. All Awards set forth herein may be granted to employees, officers, directors, consultants and advisors of the Company or Affiliate of the Company, provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

4. Administration.

4.1 Compensation Committee. The Plan shall be administered by a committee ("Committee") appointed by the Company's Board of Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for “outside directors” of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.

4.2 Committee Authority. Subject to the general purposes, terms and conditions of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee may delegate to one or more officers of the Company the authority to make recommendations to grant an Award under the Plan to Participants who are not Insiders of the Company. The Committee shall have the authority to:

(a)	construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
(b)	recommend to the Board amendments to the rules and regulations relating to the Plan;
(c)	select the persons to receive Awards;
(d)	determine the form and terms of Awards;
(e)	determine the number of Shares or other consideration subject to Awards;
(f)
determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or Affiliate of the Company;

(g)	determine the granting of certain waivers of Plan or Award conditions;
(h)	determine the conditions concerning the vesting, exercisability and payment of Awards;
(i)	recommend to the Board such matters so as to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
(j)	determine whether an Award has been earned; and
(k)	make all other determinations necessary or advisable for the administration of the Plan.

4.3 Exchange Act Requirements. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person.

4.4 Address of Committee. The Committee’s address to which any correspondence or notifications may be sent or given is:

60 East Rio Salado Parkway
Suite 900
Tempe, AZ  85281

5. Options. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSO”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Shareholder”) shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than the par value of a Share on the date of grant provided that: (i) the Exercise Price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of any option granted that the Committee intends to qualify under Section 162(m) of the Code, shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of the Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Unless otherwise set forth in the Stock Option Agreement, the exercise of an Option shall be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

(b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of termination due to Disability other than as defined in Section 22(e)(3) of the Code, any ISO that remains exercisable after ninety (90) days after the date of termination shall be deemed a NQSO.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not without the written consent of Participant, impair any of Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.9 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee, shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee on the date the Restricted Stock Award is granted but shall in no event less than the par value of the Shares. Payment of the Purchase Price may be made in accordance with Section 7 of the Plan.

6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Committee may determine. Restricted Stock Awards that the Committee intends to qualify under Code section 162(m) shall be subject to a performance-based goal. Restrictions on such stock shall lapse based on one (1) or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Committee. Such performance measures shall be established by the Committee, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Restricted Stock award is made; and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

7. Payment For Share Purchases.

7.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by transfer of Shares that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;

(c) by waiver of compensation due or accrued to Participant for services rendered;

(d) by tender of property;

(e) with a promissory note in favor of the Company, which such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (3) bear interest at the prime rate of the Company’s principal lender, and (4) contain such other terms as the Committee in its sole discretion shall reasonably require;

(f) by a “cashless exercise” in which Shares which would otherwise be delivered upon exercise of the Option may be used to satisfy the payment of the exercise price of the Option, in accordance with the following formula:

X = Y (A-B)
A

Where:
X = the number of Shares to be issued to Optionee.
Y = the number of Shares purchasable under the amount of the Option being exercised
A = the per Share Fair Market Value
B = the per Share Exercise Price of the Option

(g) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

(h)      by any combination of the foregoing.

If the Exercise Price or purchase price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

8. Withholding Taxes.

8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

(c) all elections shall be subject to the consent or disapproval of the Committee;

(d) if the Participant is an Insider and if the Company is subject to Section 1 6(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 1 6b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company’s quarterly or annual summary statement of sales or earnings; and

(e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

9.            Privileges of Stock Ownership. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

10.           Transferability. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

11.           Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.

12.           Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

13.           Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

14.Exchange and Buy out of Awards. The Committee, may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Company may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Company and the Participant shall agree.

15. Securities Law and Other Regulatory Compliance. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other Issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

16. No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or Affiliate of the Company or limit in any way the right of the Company or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

17. Corporate Transactions.

17.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than any transaction in which there is no substantial change in the shareholders of the company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), all outstanding Awards may, to the extent permitted by applicable law, be replaced by the successor corporation (if any) with Awards of equivalent value, which replacement shall be binding on all Participants. In the alternative, substantially similar consideration may be provided to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

17.3 Assumption of Awards by the Company. The Company, from time to time, also may grant Awards identical to awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by granting an Award under the Plan in replacement of such other company’s award. Such replacement shall be permissible if the holder of the replaced award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company grants Awards identical to an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code).

18.           Adoption and Shareholder Approval. The Plan shall become effective on the date that it is adopted by the Board (the “Effective Date”). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

19.           Term of Plan. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval of the Plan.

20.           Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that: (a) the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and (b) no outstanding Award shall be deemed effected by such amendment without the advance written consent of the Participant(s) holding such outstanding Award(s) at the time of the proposed termination or amendment.

21.           Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22. Definitions. As used in the Plan, the following terms shall have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under the Plan, including any Option or Restricted Stock.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee appointed by the Company's Compensation Committee (said Compensation Committee itself being first appointed by the Company's Board).

“Company” means American Standard Energy Corp., a Delaware corporation, or any successor company.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Disinterested Person” means a director who has not, during the period that person is a member of the Committee and for one (1) year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(I) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the Nasdaq market, its last reported sale price on the Nasdaq market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(c) if such Common Stock is publicly traded but is not quoted on a Nasdaq market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under the Plan.

“Plan” means this [Company] Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant or advisor, to the Company or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

EXERCISE NOTICE

American Standard Energy Corp.

Attention: Stock Option Plan Administrator

1.           Exercise of Option. Effective as of today, ___________, ____, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase ________ shares of the Common Stock (the "Shares") of American Standard Energy Corp. (the "Company") under and pursuant to the American Standard Energy Corp. Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ____________ (the "Option Agreement").

2.           Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.           Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.           Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised.

5.           Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.           Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

7.           Withholding Taxes. There may be a regular federal income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is an employee, the Company will be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.           Governing Law. This Exercise Notice is governed by the internal substantive laws of the state of Delaware.

9.           Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	AMERICAN STANDARD ENERGY CORP.

________________________________	By: _________________________
Signature
________________________________	Title:
Print Name

EXHIBIT B

DEFERRED COMPENSATION AGREEMENTS

AMERICAN STANDARD ENERGY CORP.
DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT is made and entered into this 15th day of April, 2010, by and between Richard MacQueen (“Participant”) and AMERICAN STANDARD ENERGY CORP. (the “Corporation”);

WITNESSETH:

WHEREAS, the Corporation has established this Deferred Compensation Program (“Program”) for certain of the employees of the Corporation; and

WHEREAS, the Participant has been selected to participate in the Program for the period between April 15, 2010 and December 31, 2010 (the “Plan Period”); and

WHEREAS, stock options may be awarded in lieu of compensation and the Directors had acted to authorize such award; and

WHEREAS, this date it is hereby agreed between Participant and the Corporation to issue 400,000 stock options to Participant as provided herein in lieu of payment to Participant of any salary to be earned by Participant with respect to the Plan Period, to be vested as provided in the following table:

Shares (Percentage)	Date Vested
100,000 (25%)	January 1, 2011
100,000 (25%)	July 1, 2011
100,000 (25%)	January 1, 2012
100,000 (25%)	July 1, 2012

NOW, THEREFORE, in consideration of the promises, the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

1.
In the event that salary, annual bonus or commissions, or a specified combination thereof, is earned by Participant with respect to the Program period, and an election is made according to this Agreement, then, in lieu of payment of such amount, Participant shall be granted a stock option, the terms of which shall be as follows:

a.	The shares with respect to which an option shall be granted are the common stock of AMERICAN STANDARD ENERGY CORP.
b.
All options granted pursuant to these resolutions shall be non-statutory stock option not intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended.

c.	The term of the option shall be ten years from the date of grant, with 100% vesting to occur according to the Vesting Table within this Agreement.

2.	This Agreement is irrevocable.

3.	No dividends, dividend equivalents, or other income shall be paid or accrued with respect to any option granted pursuant to this Agreement.

4.	If Participant terminates employment for any reason or is terminated for cause prior to the vesting of an option, those options not yet vested shall be forfeited.

5.	Should the authorized share count of American Standard Energy Corp. change for any reason the Participant’s deferred compensation stock options shall change proportionally to the Company.

IN WITNESS WHEREOF, Participant and the Corporation have caused this Agreement to be executed as of the day and year first above written.

AMERICAN STANDARD ENERGY CORP.

By:	/s/ Scott Feldhacker	/s/ Richard MacQueen
Scott Feldhacker, President		Richard MacQueen, Participant

B-1

AMERICAN STANDARD ENERGY CORP.
DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT is made and entered into this 15th day of April, 2010, by and between Scott Feldhacker (“Participant”) and AMERICAN STANDARD ENERGY CORP. (the “Corporation”);

WITNESSETH:

WHEREAS, the Corporation has established this Deferred Compensation Program (“Program”) for certain of the employees of the Corporation; and

WHEREAS, the Participant has been selected to participate in the Program for the period between April 15, 2010 and December 31, 2010 (the “Plan Period”); and

WHEREAS, stock options may be awarded in lieu of compensation and the Directors had acted to authorize such award; and

WHEREAS, this date it is hereby agreed between Participant and the Corporation to issue 400,000 stock options to Participant as provided herein in lieu of payment to Participant of any salary to be earned by Participant with respect to the Plan Period, to be vested as provided in the following table:

Shares (Percentage)	Date Vested
100,000 (25%)	January 1, 2011
100,000 (25%)	July 1, 2011
100,000 (25%)	January 1, 2012
100,000 (25%)	July 1, 2012

NOW, THEREFORE, in consideration of the promises, the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

6.
In the event that salary, annual bonus or commissions, or a specified combination thereof, is earned by Participant with respect to the Program period, and an election is made according to this Agreement, then, in lieu of payment of such amount, Participant shall be granted a stock option, the terms of which shall be as follows:

a.	The shares with respect to which an option shall be granted are the common stock of AMERICAN STANDARD ENERGY CORP.
b.
All options granted pursuant to these resolutions shall be non-statutory stock option not intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended.

c.	The term of the option shall be ten years from the date of grant, with 100% vesting to occur according to the Vesting Table within this Agreement.

7.	This Agreement is irrevocable.

8.	No dividends, dividend equivalents, or other income shall be paid or accrued with respect to any option granted pursuant to this Agreement.

9.	If Participant terminates employment for any reason or is terminated for cause prior to the vesting of an option, those options not yet vested shall be forfeited.

10.	Should the authorized share count of American Standard Energy Corp. change for any reason the Participant’s deferred compensation stock options shall change proportionally to the Company.

IN WITNESS WHEREOF, Participant and the Corporation have caused this Agreement to be executed as of the day and year first above written.

AMERICAN STANDARD ENERGY CORP.

By:	/s/ Richard MacQueen	/s/ Scott Feldhacker
Richard MacQueen, Vice President, Secretary		Scott Feldhacker, Participant

B-2

EXHIBIT C

2011 EQUITY INCENTIVE PLAN

AMERICAN STANDARD ENERGY CORP.
EQUITY INCENTIVE PLAN

Section 1. Purposes; Definitions.

The purpose of the American Standard Energy Corp. Equity Incentive Plan is to enable American Standard Energy Corp. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of American Standard Energy Corp.

For purposes of the Plan, unless the context requires otherwise, the following terms shall be defined as set forth below:

(a)         “Award” means an award granted under the Plan including a Stock Option or Restricted Stock.

(b)          “Board” means the Board of Directors of American Standard Energy Corp.

(c)          “Cause” shall have the meaning ascribed thereto in Section 5(b)(ix) below.

(d)          “Change of Control” shall have the meaning ascribed thereto in Section 8 below.

(e)          “Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(f)         “Committee” means the Compensation Committee of the Board, if established, or any other committee of the Board which the Board may designate, consisting of two or more members of the Board each of whom shall meet the definition of an “independent director” under the listing rules of any securities exchange or national securities association on which the Stock is listed for trading  and the requirements set forth in any other law, rule or regulation applicable to the Plan hereinafter enacted, provided, however, that (i) with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall meet such qualifications as are required by Rule 16b-3 and (ii) with respect to any Award that is intended to satisfy the requirements of Section 162(m) of the Code, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Section 162(m) of the Code, and each such committee member shall meet such qualifications as are required by Section 162(m) of the Code.

(g)         “Company” means American Standard Energy Corp., a corporation organized under the laws of the State of Delaware or any successor entity.

(h)         “Covered Employee” shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

(i)         “Disability” means the permanent and total disability as defined in Section 22(e)(3) of the Code.

(j)         “Early Retirement” means retirement, with the approval of the Board or the Committee, for purposes of one or more Award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(k)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(l)         “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the arithmetic mean of the high and low prices of the Stock on the trading day of the grant as reported or provided  by NASDAQ or the National Quotation Bureau, Inc., provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined in good faith by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(m)         “409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The foregoing definition of “409A Change” shall be interpreted consistent with, and shall include all of the requirements of, Section 409A of the Code and the Treasury regulations issued thereunder, to constitute a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation as defined therein.

(n)          “Incentive Stock Option” means any Stock Option which is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor thereto. An Incentive Stock Option may only be granted to an employee of the Company, a Parent or a Subsidiary as set forth in Section 421 and 422 of the Code, as applicable.

(o)          “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)         “Normal Retirement” means retirement from active employment with the Company or any Parent or Subsidiary on or after age 65.

(q)         “Participant” shall mean any person who has received an award of an Option or Restricted Stock under the Plan.

(r)          “Parent” means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(s)          “Plan” means this American Standard Energy Corp. Equity Incentive Plan, as hereinafter amended from time to time.

(t)         “Restricted Stock” means Stock, received under an award made pursuant to Section 6 below that is subject to restrictions imposed pursuant to said Section 6.

(u)         “Retirement” means Normal Retirement or Early Retirement.

(v)          “Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(w)         “Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

(x)         “Stock” means the common stock of the Company, $.001 par value per share.

(y)          “Stock Option” or “Option” means any option to purchase shares of Stock which is granted pursuant to the Plan.

(z)          “Subsidiary” means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 2. Administration.

The Plan shall be administered by the Board, or, at its discretion, the Committee.

The Board or the Committee, as the case may be, shall have the authority to grant Awards pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)         to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options and/or Restricted Stock may be from time to time granted hereunder;

(ii)         to determine the Incentive Stock Options, Non-Qualified Stock Options and/or Restricted Stock, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)         to determine the number of shares of Stock to be covered by each Award granted hereunder;

(iv)         to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions); and

(v)         to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan.

Subject to Section 9 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board’s or the Committee's, as the case may be, sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Subject to the provisions of the Plan, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the “CEO”) the authority, subject to such terms as the Board or the Committee, as the case may be, to determine and designate from time to time the employees or other persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award to, himself or any individual (i) then subject to Section 16 of the Exchange Act or (ii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iii) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO to grant Awards pursuant to the Plan and may set forth the types of Awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan participant and to all participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an Award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the Awards granted, the Awards granted pursuant to the delegated authority and, with respect to each Award: the name of the participant, the date of grant of the award, the number of shares of Stock, the exercise price and period, if any, and the vesting provisions of such Award, the terms of such Awards, in all cases, being subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

The Board or the Committee, or the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or the Committee, as the case may be.

Section 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 10,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 10,000,000 shares of Stock.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled, (ii) any shares of Stock subject to an Award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an Award, and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an Award.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding Awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options or Restricted Stock may be granted or measured to any Participant under the Plan during any calendar year or part thereof shall not exceed [25%] shares.

Section 4. Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Awards under the Plan. In addition, Non-Qualified Stock Options and other awards (but not Incentive Stock Options) may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such Awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

(a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option, including the exercise price.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)           Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of the grant and shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries (“10% Stockholder”)) of the Fair Market Value of the Stock at the time the Stock Option is granted.

(ii)          Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)         Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)        Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 11(a) below.

 (v)         Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)        Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)       Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)      Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(ix)         Other Termination. Subject to the provisions of Section 11(h) below, and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, “Cause” shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, “Cause” shall also include any definition of “Cause” contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)          Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an individual optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(xi)         Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any “window period” provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)        Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  An Incentive Stock Option granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.   A Non-Qualified Stock Option granted  to an Employee pursuant to the Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.  A Non-Qualified Stock Option granted to a non-employee directors or consultants shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of a Stock Option, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the option terms contained in Appendix I, II or III hereof for any particular optionee, provided that with respect to an Incentive Stock Option, the Stock Option satisfies the requirements for an Incentive Stock Option set forth in the Code.

Section 6. Restricted Stock.

(a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)          Restricted Stock, when issued, shall be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)         Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or the Committee, as the case may be, determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may, in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)        Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)        Restricted Stock Agreement.  Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  A Restricted Stock award granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix IV hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of Restricted Stock, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the terms contained in Appendix IV hereof for any particular Restricted Stock holder.

Section 7. Performance-Based Awards.

(a) In General. All Options and certain Restricted Stock awards  granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if they are granted by the Committee at a time when the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder) (“Qualifying Committee”).

(b) Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant are intended to qualify as Performance-Based Awards.

(c) Other Performance-Based Awards. Restricted Stock awards  granted under the Plan may qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 7(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

(1) the Qualifying Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

 (3) after the establishment of a performance goal, the Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

(d) Performance Measures. The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: revenue; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

            Section 8. Change of Control Provisions.

(a) A “Change of Control” shall be deemed to have occurred on the tenth day after:

(i)          any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)          the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

(iii)        the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b) In the event of a “Change of Control” as defined in Section 8(a) above, Awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 8 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a “Change of Control”:

(i)          all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)         all restrictions and deferral limitations contained in Restricted Stock awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant within thirty (30) days of the “Change of Control.” Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to an Award to which Section 409A of the Code applies shall not lapse and no distribution made under this Section 8(b) unless the “Change of Control” qualifies as a 409A Change and such lapse and distribution does not cause adverse tax consequences under Section 409A of the Code.

Section 9. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 10. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 11. General Provisions.

(a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option, Restricted Stock, or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

(b) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(d) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, Restricted Stock , or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

(f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

(g) Any Stock Option, Restricted Stock or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(h) Subject to the requirements of Section 409A of the Code if applicable, a leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option Restricted Stock  or other awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(i) Except as otherwise expressly provided in the Plan or in any Stock Option agreement or Restricted Stock agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(j) The obligations of the Company with respect to all Stock Options and Restricted Stock and other awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(k) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(l) The Board or the Committee, as the case may be, may terminate any Stock Option, Restricted Stock or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(m) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 12. Effective Date of Plan.

The Plan shall be effective as of the date of effectiveness of the stockholder consent approving the Plan.

Section 13. Term of Plan.

No Stock Option or Restricted Stock award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

Section 14. Section 409A of the Code Compliance.

(a) Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If intended to satisfy the applicable requirements of Section 409A of the Code, an Award and the Plan, as applicable, shall be performed and interpreted consistent with such intent. If the Board or the Committee, as the case may be, determines in good faith that any provision of this Plan does not satisfy such requirements or could cause any person to recognize additional taxes, penalties or interest under Section 409A of the Code, the Board or the Committee, as the case may be, is empowered to modify, to the extent practicable, the original intent of the applicable provision without violation of Section 409A of the Code. In addition, notwithstanding any provision contained herein to the contrary, the Board or the Committee, as the case may be, shall have broad authority to amend or to modify the Plan, without advance notice to or consent by any person, to the extent necessary or desirable to ensure compliance with Section 409A of the Code. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A of the Code or other provision of the Code.

(b) If any provision of the Plan or an Award agreement contravenes any regulations or treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code and the Board or the Committee, as the case may be, in its reasonable discretion, may take such actions as it determines to avoid contravention of Section 409A of the Code. Moreover, any discretionary authority that the Board or the Committee, as the case may be, may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the treasury regulations or guidance promulgated thereunder.

(c) Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

(d) Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the first date that is at least six months after the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code. To the extent required to comply with Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any payment or distribution upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and accordingly, a reference to termination of employment, termination of service or like terms shall mean a “separation from service” as the context may require.

(e) The Board or the Committee, as the case may be, may adopt rules and procedures subject to the requirements of Section 409A of the Code to permit a Participant to defer the receipt of any of the cash or Stock to be received pursuant to an Award.

(f) In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a “change of control” shall be made only if the “change of control” is (1) one described in Section 8 and (2) one described in a 409A Change, and shall be paid consistent with the requirements of Section 409A of the Code. If any deferred compensation that would otherwise be payable by reason of a “change of control” cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Board or the Committee, as the case may be.

APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Address

Date of Grant:

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of American Standard Energy Corp., a Delaware corporation (the "Company"), at a price of $        per share pursuant to the Company's Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to two years from the date of grant, your option may be exercised for up to _________% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Each succeeding year thereafter your option may be exercised for up to an additional __________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after _________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called "attestation procedure") to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or any Parent or Subsidiary is terminated other than: (i)  by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

C-I-1

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or  any Parent or Subsidiary n is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control or proposed Change in Control, the Board shall have the right to accelerate this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)           Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)           Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)           During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

C-I-2

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)           You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)           The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws, and the availability of a current prospectus, or upon receipt of any opinion of counsel acceptable to the Company that such registration and current prospectus are no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.  In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.  To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

If shares of Common Stock acquired by exercise of this option are disposed of within two (2) years following the date of grant or one (1) year following the issuance of the shares to you (or any situation in which the option will be taxed as a non-qualified option), you shall, immediately prior to such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

C-I-3

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer. If mailed, it should be addressed to Scott Feldhacker, Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

AMERICAN STANDARD ENERGY CORP.

By:

C-I-4

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date:
Signature of Optionee

Print Name

C-I-5

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER
EMPLOYEES

To:
Name

Address

Date of Grant:

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of American Standard Energy Corp. , a Delaware corporation (the "Company"), at a price of $        per share pursuant to the Company's  Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to two years from the date of grant, your option may be exercised for up to ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Each succeeding year thereafter your option may be exercised for up to an additional _______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after _______ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

C-II-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or  any Parent or Subsidiary is terminated other than: (i)  by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control or proposed Change in Control, the Board shall have the right to accelerate this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)           Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)           Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)           During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

C-II-2

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)           You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)           The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

C-II-3

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer. If mailed, it should be addressed to Scott Feldhacker, Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

AMERICAN STANDARD ENERGY CORP.

By:

C-II-4

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date:
Signature of Optionee

Print Name

C-II-5

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS
AND CONSULTANTS

To:
Name

Address

Date of Grant:

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of American Standard Energy Corp., a Delaware corporation (the "Company"), at a price of $         per share pursuant to the Company's  Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to two years from the date of grant, your option may be exercised for up to _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Each succeeding year thereafter your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after ________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your directorship or consultancy by the Company or any Parent or Subsidiary is terminated other than by reason of (i) Disability or death, in which case your option will terminate one year from the date of termination of directorship or consultancy due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your directorship or consultancy is terminated, as aforesaid (other than for the reasons stated in clause (ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your directorship or consultancy terminated. Provided you are willing to continue your directorship or consultancy for the Company or a successor after a Change in Control at the same compensation you enjoyed immediately prior to such Change in Control, if your directorship or consultancy is involuntarily terminated without cause after a Change in Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an Acceleration Event. If you are employed by any Parent or Subsidiary, your directorship or consultancy shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your directorship or consultancy shall not be deemed to have terminated if you are transferred from the Company to a Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

C-III-1

If you die while acting as a director of consultant of  the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your directorship or consultancy with the Company or  any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control or proposed Change in Control, the Board shall have the right to accelerate this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)           Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)           Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)           During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

C-III-2

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)           You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)           The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company or any Parent or Subsidiary for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your directorship or consultancy at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, the Company or any Parent or Subsidiary may terminate your directorship or consultancy with the Company or any Parent or Subsidiary prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

C-III-3

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer. If mailed, it should be addressed to Scott Feldhacker, Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

AMERICAN STANDARD ENERGY CORP.

By:

C-III-4

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or Stock grants.

Date:
Signature of Optionee

Print Name

C-III-5

APPENDIX IV

RESTRICTED STOCK AGREEMENT

To:

Date of Award:

You are hereby awarded, effective as of the date hereof (the “Award Date”), _________ shares (the “Shares”) of common stock, $.001 par value (“Common Stock”), of  American Standard Energy Corp., a Delaware corporation (the “Company”), pursuant to the Company’s Equity Incentive Plan (the “Plan”), subject to certain restrictions specified below in Restrictions and Forfeiture. (While subject to the Restrictions, this Agreement refers to the Shares as “Restricted Shares”).

During the period commencing on the Award Date and terminating on ________________ (the “Restricted Period”), except as otherwise provided herein, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered and are subject to forfeiture (the “Restrictions”).

Except as set forth below, the Restricted Period with respect to the Shares will lapse in accordance with the vesting schedule set forth below (the “Vesting Schedule”).  Subject to the restrictions set forth in the Plan, the Board or Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the Restrictions shall lapse with respect to any Shares subject thereto, or to remove any or all of such Restrictions, whenever the Board or Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

In addition to the terms, conditions, and restrictions set forth in the Plan, the following terms, conditions, and restrictions apply to the Restricted Shares:

Restrictions and Forfeiture
You may not sell, assign, pledge, encumber, or otherwise transfer any interest in the Restricted Shares until the dates set forth in the Vesting Schedule, at which point the Restricted Shares will be referred to as “Vested.”

Vesting Schedule	Assuming you provide Continuous Service (as defined herein) as an employee of the Company or any Parent or Subsidiary of the Company, all Restrictions will lapse on the Restricted Shares on the Vesting date or Vesting dates set forth in the schedule below for the applicable grant of Restricted Shares and they will become Vested.

Vesting Schedule
Vesting Date	Number of Restricted Shares that Vest

Continuous Service
“Continuous Service,” as used herein, means the absence of any interruption or termination of your service as an employee of the Company or any Parent or Subsidiary.  If you are employed by a Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any then Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

C-IV-1

Share Certificates
The Company will issue a certificate (or certificates) in your name with respect to the Shares, and will hold such certificate (or certificates) on deposit for your account until the expiration of the Restricted Period with respect to the Shares represented thereby.  Such certificate (or certificates) will contain the following restrictive legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Equity Incentive Plan of the Company, copies of which are on file in the office of the Secretary of the Company.”

Additional Conditions to Issuance of Stock Certificates	You will not receive the certificates representing the Restricted Shares unless and until the Company has received a stock power or stock powers in favor of the Company executed by you.

Voting Rights	Prior to vesting, you will have no voting rights with respect to any Restricted Shares that have not Vested.

Cash Dividends
Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for your account and paid to you upon the expiration of the Restricted Period, except as otherwise determined by the Board or Committee.  All such withheld dividends shall not earn interest, except as otherwise determined by the Board or Committee. You will not receive withheld cash dividends on any Restricted Shares which are forfeited and all such cash dividends shall be forfeited along with the Restricted Shares which are forfeited.

Tax Withholding
Unless you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pay taxes in accordance with that election, you will be taxed on the Shares as they become Vested and must arrange to pay the taxes on this income. If the Board or Committee so determines, arrangements for paying the taxes may include your surrendering Shares that otherwise would be released to you upon becoming Vested or your surrendering Shares you already own. The fair market value of the Shares you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes.

The Company shall have the right to withhold from your compensation an amount sufficient to fulfill its or its Parent’s or Subsidiary’s obligations for any applicable withholding and employment taxes. Alternatively, the Company may require you to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Company may withhold from any cash dividends paid on the Restricted Shares an amount sufficient to cover taxes owed as a result of the dividend payment. The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Board or Committee, subject to applicable federal, state, local and foreign laws. The Company shall have a lien and security interest in the Shares and any accumulated dividends to secure your obligations hereunder.

Tax Representations	You hereby represent and warrant to the Company as follows:

(a) You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You are relying solely on such advisors and not on any statements or representations of the Company or any of its Employees or agents.

C-IV-2

(b)           You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  You understand that Section 83 of the Code taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse.  To the extent that an award hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders subject to Section 16 of the 1934 Act, a “restriction” on the Shares includes for these purposes the period after the award of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act.  Alternatively, you understand that you may elect to be taxed at the time the Shares are awarded rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of the award.

YOU HEREBY ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO YOU UNDER SECTION 83(B) OF THE CODE, EVEN IF YOU REQUEST THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON YOUR BEHALF.

Securities Law Representations
The following two paragraphs shall be applicable if, on the date of issuance of the Restricted Shares, no registration statement and current prospectus under the Securities Act of 1933, as amended (the “1933 Act”), covers the Shares, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Shares to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Shares to be issued hereunder without an effective registration statement under the 1933 Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for Shares to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

C-IV-3

Stock Dividend, Stock Split and Similar Capital Changes
In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.  Any shares of Common Stock or other securities received, as a result of the foregoing, by you with respect to the Restricted Shares shall be subject to the same restrictions as the Restricted Shares, the certificate or other instruments evidencing such shares of Common Stock or other securities shall be legended and deposited with the Company as provided above with respect to the Restricted Shares, and any cash dividends received with respect to such shares of Common Stock or other securities shall be accumulated as provided above with respect to the Restricted Shares.

Non-Transferability	Restricted Shares are not transferable.

No Effect on Employment
Except as otherwise provided in your Employment Agreement [IF APPLICABLE], dated _____________________, nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that, except as provided in the Employment Agreement, either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your Shares become vested.

No Effect on Corporate Authority
You understand and agree that the existence of this Agreement will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preferences ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Questions or Controversies
In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, or any provision of this Agreement, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights under this Agreement shall be conclusive, final and binding upon you and upon any other person who shall assert any right pursuant to this Agreement.

Governing Law	The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices
Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Executive Officer. If mailed, it should be addressed to Scott Feldhacker, Chief Executive Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

C-IV-4

Agreement Subject to Plan; Entire Agreement
This Agreement shall be subject to the terms of the Plan in effect on the date hereof, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. This Agreement constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the Chief Executive Officer of the Company

Conflicting Terms	Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan in effect on the date hereof, the terms of the Plan will control.

Please sign the copy of this Restricted Stock Agreement and return it to the Chief Executive Officer, thereby indicating your understanding of and agreement with its terms and conditions.

AMERICAN STANDARD ENERGY CORP.

By:

C-IV-5

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Agreement.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Agreement.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this Restricted Stock Agreement.  I accept this Restricted Stock Agreement in full satisfaction of any previous written or oral promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date:

ADDRESS

C-IV-6

EXHIBIT D

CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

AMERICAN STANDARD ENERGY CORP.

Adopted in accordance with the provisions of Section 242
of the General Corporation Law of the State of Delaware

The undersigned, being a duly authorized officer of American Standard Energy Corp. (the "Corporation"), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

FIRST:    That the Certificate of Incorporation of the Corporation has been amended as follows by striking out the introductory sentence to Article FOURTH thereof as it now exists and inserting in lieu and instead thereof a new introductory sentence, reading as follows:

"The total number of authorized shares which the corporation is authorized to issue shall be 100,000,000 shares of common stock having a par value of $0.001 per share and 1,000,000 shares of preferred stock having a par value of $0.001 per share.”

SECOND:       That such amendment has been duly adopted by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon and that prompt written notice of the corporate action shall be given to those stockholders who have not consented in writing, all in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

D-1

IN WITNESS WHEREOF, I have signed this Certificate this _____ day of ______, 2011.

AMERICAN STANDARD ENERGY CORP.

By:
Name:
Title:

D-2